Exhibit 99.1
Nasdaq Symbol USPI September 2005

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward- looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

COMPANY OVERVIEW Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with prominent not- for-profit health care systems Leading operator of short stay surgical facilities in the U.S. and United Kingdom Strong revenue and earnings growth Facility level operating discipline

FACILITIES 94 surgical facilities world-wide England Non-JV JV

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX Overview High margin, elective procedures 40% orthopedic and pain management Over 80% private pay Insurance companies favor low cost providers Low exposure to government reimbursement fluctuations 8% Medicare worldwide 2004 Payor Mix 2004 Revenue Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 8 8 13 5 7 5 40 Orthopedic & Pain Mgmt Other Ophthalmology Plastic Gastrointestinal Ear, Nose & Throat Gynecology General Surgery 14% 8% 8% 13% 5% 7% 5% 40% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 76 2 10 12 Private Insurance Self-Pay Other Government 76% 12% 10% 2%

INDUSTRY OVERVIEW

SURGERY CENTER BENEFITS ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families A cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput Lower capital costs

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980 2005e 32% 68% 30.3

OPPORTUNITIES IN UNITED KINGDOM Approximately 30% of the population in the Greater London market accesses the private health care market Strategically located facilities Physician-driven health care Inherent limitations of National Health System Strong management team ? London

GROWTH STRATEGY

FOCUS ON INTERNAL GROWTH Same Facility Results ($ in millions) U.S. Net Revenue U.K. Net Revenue $41 $46 YTD Q2 2005 YTD Q2 2004 12% $317 $343 8% YTD Q2 2005 YTD Q2 2004 Year-to-date same facility revenue growth of 9%

STRONG FACILITY OPERATIONS Same facility revenue growth drivers for second half of 2005 Anniversary of lapsed managed care contract July 1st Anniversary reductions in Texas Workers Compensation September 1st Increase in de novo developments in same facility count 4 new centers July 1st 1 additional center October 1st We expect same facility revenue growth of 9 to 12%

STRONG FACILITY OPERATIONS Same facility revenue growth drivers for second half of 2005 Resolution of lapsed managed care contract effective 4th quarter 2005 No significant impact to current reimbursement rate Expect to recapture lost market share late 4th quarter Reduction in Tennessee Workers Compensation reimbursement July 2005 (estimate an 80 basis point reduction in same facility net revenue) We expect same facility revenue growth of 9 to 12%

STRONG FACILITY OPERATIONS USPI's EDGE(tm) - Every Day Giving Excellence Efficient processes maximize clinical service to physicians and enhances productivity Focus on patient safety and satisfaction Benchmarking mechanism Emphasis on disciplined facility operations drives volume and efficiencies

DEVELOPMENT STRATEGY USPI will continue to implement a two- pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets Majority of facility growth will come through de novo developments

HEALTH CARE SYSTEM PARTNERS Promotes physician alignment Leverages USPI's expertise Vehicle for expanding network 61 facilities in partnership with health care system partners (Las Vegas, Phoenix and 4 in S. California) BON SECOURS HEALTH SYSTEM, INC.

DE NOVO DEVELOPMENTS 15 of 16 de novo projects include a hospital partner Under Development Arizona 1 California 1 Michigan 1 Nevada 1 Texas 2 Virginia 2 Under Construction (Hospital Partner) Austin, Texas (Seton Health) Baton Rouge, Louisiana Dallas, Texas (Baylor Health Care System) (2) Houston, Texas (Memorial Hermann) New Jersey (Meridian) Southern California (Catholic Healthcare West) Southern California (Providence Health System)

FINANCIAL OVERVIEW

STRONG REVENUE GROWTH (1) ($ in millions) U.S U.K. (1) Continuing operations $243.8 80% 20% 2002 $310.6 80% 20% 2003 27% $389.5 2004 25% 78% 22% $184.3 YTD Q2 2004 $240.0 YTD Q2 2005 23% 19% 77% 81% 30%

SAME FACILITY OPERATING INCOME MARGINS 26% 29% 31% 32% United Kingdom U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners Q2 2005

RAPID EPS GROWTH (1) (1) Continuing operations $0.59 $0.43 2002 2003 37% $0.77 31% 2004 $0.37 YTD Q2 2004 $0.52 YTD Q2 2005 41%

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization June 2005 $ 86.4 $ 117.7 149.0 $ 266.7 501.8 $ 768.5

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capital Expansion Capital De Novo Investment (7) Net Change in Ownership Cash Available for Acquisitions Acquisitions (13) 2004 $ 91 (14) 77 (10) (6) (13) $ 48 $112 YTD Q2 2005 $ 68 (9) 59 (4) (2) (24) $ 29 $ 33

Earnings Per Share 2004 $0.77 MILEPOSTS FOR SUCCESS Earnings Per Share $1.03-$1.05 2005

Nasdaq Symbol USPI